Federated Hermes Capital Income Fund
A Portfolio of Federated Hermes Income Securities Trust
Class A Shares (TICKER CAPAX)
Class C Shares (TICKER CAPCX)
Class F Shares (TICKER CAPFX)
Class R Shares (TICKER CAPRX)
Institutional Shares (TICKER CAPSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2024
Effective January 28, 2025, the Board of Trustees of Federated Hermes Capital Income Fund (the “Fund”), approved a reduction in the maximum sales charge (load) of the Fund’s Class A Shares. The reduction to the Class A Shares maximum sales charge (load) will also generally cause the reduction of the maximum amount of Class C Shares a shareholder (except for employer-sponsored retirement plans held in omnibus accounts) can hold. Accordingly, please make the following changes in the Fund’s summary prospectus, which are effective January 28, 2025.
Under the section entitled “Risk/Return Summary: Fees and Expenses,” please delete and replace the “Shareholder Fees,” “Annual Fund Operating Expenses” and “Example” sections in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Class F Shares (F), Class R Shares (R) and Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or $1,000,000 in certain classes (e.g., A class and F class, respectively) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 21 and in “Appendix B” to this Prospectus.

Shareholder Fees (fees paid directly from your investment)
	A	C	F	R	IS
Maximum Sales Charge (Load)	4.50%	1.00%	2.00%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	F	R	IS
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) F	None	0.75%	0.00%[1]	0.50%	None
Other Expenses	0.50%	0.49%	0.49%	0.26%	0.24%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.12%	1.86%	1.11%	1.38%	0.86%
Fee Waivers and/or Expense Reimbursements[2]	(0.22)%	(0.12)%	(0.20)%	(0.23)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.74%	0.91%	1.15%	0.65%
1
 The Fund has adopted a Distribution (12b-1) Plan for its Class F Shares pursuant to which the F class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the F class of the Fund. The F class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of
Trustees (the “Trustees”).
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding
Acquired Fund Fees and Expenses, tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A, C, F, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.72%, 0.89%, 1.13% and 0.63% (the
“Fee Limit”), respectively, up to but not including the later of (the “Termination Date”):
(a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the
Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the
Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$559	$790	$1,039	$1,752
Expenses assuming no redemption	$559	$790	$1,039	$1,752
C:
Expenses assuming redemption	$289	$585	$1,006	$1,986
Expenses assuming no redemption	$189	$585	$1,006	$1,986
F:
Expenses assuming redemption	$312	$549	$705	$1,438
Expenses assuming no redemption	$212	$449	$705	$1,438
R:
Expenses assuming redemption	$140	$437	$755	$1,657
Expenses assuming no redemption	$140	$437	$755	$1,657
IS:
Expenses assuming redemption	$88	$274	$477	$1,061
Expenses assuming no redemption	$88	$274	$477	$1,061
November 18, 2024

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456905 (11/24)
© 2024 Federated Hermes, Inc.